TRANSPARENT VALUE TRUST

Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, Transparent Value Directional Allocation Fund, and Transparent Value Small-Cap Fund, each a series of Transparent Value Trust.

SUPPLEMENT DATED May 23, 2014

TO THE PROSPECTUS DATED JANUARY 28, 2014

The following sentence replaces the fifth sentence under the first paragraph of the “Principal Investment Strategies” section for the Transparent Value Small-Cap Fund on page 60 of the prospectus:

The Small-Cap Index focuses on companies in the Dow Jones U.S. Small-Cap Total Stock Market IndexSM that are believed to have the highest fundamental scores and the highest RBP® probabilities.

The following table replaces the table under the “Investment Adviser” section on page 70 of the prospectus:

Fund	Effective Advisory Fees
TV LgCap Aggressive Fund	0.59%
TV LgCap Core Fund	0.00%
TV LgCap Defensive Fund	0.62%
TV Dividend Fund	0.33%
TV LgCap Growth Fund	0.00%
TV LgCap Market Fund	0.70%
TV LgCap Value Fund	0.00%
TV Directional Allocation Fund	0.82%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.